                                                                      EXHIBIT 25

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ===========================

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                     36-3800435
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

2 N. LaSalle Street
Suite 1020
Chicago, Illinois                                            60602
(Address of principal executive offices)                     (Zip code)

                           ===========================

                           Constellation Brands, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     16-0716709
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           Batavia Wine Cellars, Inc.
               (Exact name of obligor as specified in its charter)

New York                                                     16-1222994
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         Canandaigua Wine Company, Inc.
               (Exact name of obligor as specified in its charter)

New York                                                     16-1462887
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           Canandaigua Europe Limited
               (Exact name of obligor as specified in its charter)

New York                                                     16-1195581
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              Roberts Trading Corp.
               (Exact name of obligor as specified in its charter)

New York                                                     16-0865491
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               Polyphenolics, Inc.
               (Exact name of obligor as specified in its charter)

New York                                                     16-1546354
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               Canandaigua Limited
               (Exact name of obligor as specified in its charter)

England and Wales                                            98-0198402
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                Canandaigua B.V.
               (Exact name of obligor as specified in its charter)

The Netherlands                                              98-0205132
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           Franciscan Vineyards, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     94-2602962
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                 Allberry, Inc.
               (Exact name of obligor as specified in its charter)

California                                                   68-0324763
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             Cloud Peak Corporation
               (Exact name of obligor as specified in its charter)

California                                                   68-0324762
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                M.J. Lewis Corp.
               (Exact name of obligor as specified in its charter)

Cailfornia                                                   94-3065450
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             Mt. Veeder Corporation
               (Exact name of obligor as specified in its charter)

California                                                   94-2862667
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               Barton Incorporated
               (Exact name of obligor as specified in its charter)

Delaware                                                     36-3500366
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               Barton Brands, Ltd.
               (Exact name of obligor as specified in its charter)

Delaware                                                     36-3185921
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               Barton Beers, Ltd.
               (Exact name of obligor as specified in its charter)

Maryland                                                     36-2855879
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        Barton Brands of California, Inc.
               (Exact name of obligor as specified in its charter)

Connecticut                                                  06-1048198
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         Barton Brands of Georgia, Inc.
               (Exact name of obligor as specified in its charter)

Georgia                                                      58-1215938
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         Barton Distillers Import Corp.
               (Exact name of obligor as specified in its charter)

New York                                                     13-1794441
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          Barton Financial Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                     51-0311795
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               Barton Canada, Ltd.
               (Exact name of obligor as specified in its charter)

Illinois                                                     36-4283446
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           Stevens Point Beverage Co.
               (Exact name of obligor as specified in its charter)

Wisconsin                                                    39-0638900
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             Monarch Import Company
               (Exact name of obligor as specified in its charter)

Illinois                                                     36-3539106
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

300 WillowBrook Office Park
Fairport, New York                                           14450
(Address of principal executive offices)                     (Zip code)

                           ===========================

                                Debt Securities
                      (Title of the indenture securities)

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                                      -5-

1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

-------------------------------------------------------------------------------------------------------------
                       Name                                               Address
-------------------------------------------------------------------------------------------------------------
        Office of Banks & Trust Companies of the State           500 E. Monroe Street
        of Illinois                                              Springfield, Illinois 62701-1532
        Federal Reserve Bank of Chicago                          230 S. LaSalle Street
                                                                 Chicago, Illinois 60603

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

     2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 12th day of April, 2001.


                                          BNY Midwest Trust Company


                                          By:      /S/ DAN DONOVAN
                                            -----------------------------------
                                                Name:  DAN DONAVAN
                                                Title: ASST. VICE PRESIDENT

                         OFFICE OF BANKS AND REAL ESTATE
                       Bureau of Banks and Trust Companies

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY Midwest Trust Company
                           208 West Jackson Boulevard
                                    Suite 700
                             Chicago, Illinois 60606

Including the institution's domestic and foreign subsidiaries completed as of the close of business on September 30, 2000, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                                 ASSETS                                          Thousands of Dollars
                                 ------                                          --------------------
1.      Cash and Due from Depository Institutions......................                  23,538
2.      U.S. Treasury Securities.......................................                   - 0 -
3.      Obligations of States and Political Subdivisions...............                   - 0 -
4.      Other Bonds, Notes and Debentures..............................                   - 0 -
5.      Corporate Stock................................................                   - 0 -
6.      Trust Company  Premises,  Furniture,  Fixtures and Other
        Assets Representing Trust Company Premises.....................                     234
7.      Leases and Lease Financing Receivables.........................                   - 0 -
8.      Accounts Receivable............................................                   3,706
9.      Other Assets...................................................

        (Itemize amounts greater than 15% of Line 9)

                Goodwill and Intangibles........................49,497

                                                                                         49,681

10.     TOTAL ASSETS...................................................                  77,159

                         OFFICE OF BANKS AND REAL ESTATE
                       Bureau of Banks and Trust Companies

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY Midwest Trust Company
                           208 West Jackson Boulevard
                                    Suite 700
                             Chicago, Illinois 60606

                                  LIABILITIES                                    Thousands of Dollars
                                  -----------                                    --------------------
11.      Accounts Payable...............................................                 - 0 -
12.      Taxes Payable..................................................                 - 0 -
13.      Other Liabilities for Borrowed Money...........................                 7,000
14.      Other Liabilities..............................................
         (Itemize amounts greater than 15% of Line 14)

                 Reserve for Taxes.................................2,853

                                                                                           3,289
15.      TOTAL LIABILITIES                                                               10,289
                                  EQUITY CAPITAL
16.      Preferred Stock................................................                 - 0 -
17.      Common Stock...................................................                 2,000
18.      Surplus........................................................                 62,130
19.      Reserve for Operating Expenses.................................                 - 0 -
20.      Retained Earnings (Loss).......................................                 2,740
21.      TOTAL EQUITY CAPITAL...........................................                 66,870
22.      TOTAL LIABILITIES AND EQUITY CAPITAL...........................                 77,159

I,      Robert L. De Paola, Vice President
   -----------------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                                                Robert L. DePaola
                                ------------------------------------------------
                                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me is 26th day of     October            ,   2000
                                     ----        -----------------------  ------

My Commission expires December 31, 2001.
                      -----------------

                                               Carmelo C. Casella, Notary Public
                                               ------------------

(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.

    Jennifer Barbieri                                     (212) 437-5520
-------------------------                         ------------------------------
         Name                                      Telephone Number (Extension)